[DESCRIPTION]DEFINITIVE PROXY STATEMENT


             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934
                     (AMENDMENT NO.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          AMRESCO, INC.
-----------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
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(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction
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  determined):
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[ ] Fee paid previously with preliminary materials.
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Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
(1)  Amount Previously Paid:
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            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MAY 15, 2001

                       __________________


TO THE STOCKHOLDERS OF AMRESCO, INC.

     NOTICE   IS   HEREBY  GIVEN  that  the  Annual  Meeting   of
Stockholders (the "Annual Meeting") of AMRESCO, INC. (the "Company") will be held on the 16th floor of the North Tower of the Plaza of the Americas, 700 North Pearl Street, Dallas, Texas, on Tuesday, May 15, 2001, at 9:00 a.m., Central Time, for considering and acting upon:

     1.   The election of three directors for a three-year term;

     2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on March 30, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder during ordinary business hours at the offices of the Company, 700 North Pearl Street, Suite 1900, Dallas, Texas 75201.

     Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

     A proxy card is enclosed in the envelope in which these materials were mailed to you. Please fill in, date and sign the proxy card and return it promptly in the enclosed postage-paid return envelope. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.


                              By Order of the Board of Directors



                              Merri H. McCoy
                              Secretary

Dallas, Texas
April 11, 2001


PLEASE  COMPLETE AND RETURN THE ENCLOSED PROXY SO THAT YOUR  VOTE
MAY  BE  RECORDED  AT THE ANNUAL MEETING IF  YOU  DO  NOT  ATTEND
PERSONALLY.


                          AMRESCO, INC.
                         PROXY STATEMENT
                           ___________



                          INTRODUCTION

     This Proxy Statement is furnished to stockholders of AMRESCO, INC., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on May 15, 2001, on the 16th floor of the North Tower of the Plaza of the Americas, 700 North Pearl Street, Dallas, Texas (the "Annual Meeting"), and at any adjournment(s) thereof. The Annual Meeting is being held for the purpose of considering and acting upon:

     1.   The election of three directors for a three-year term;

     2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the Annual Meeting.

     The  date  of this Proxy Statement is April 11, 2001.   This
Proxy   Statement  is  first  being  mailed  to   the   Company's
stockholders on or about April 12, 2001.

     The  Company's principal offices are located  at  700  North
Pearl  Street,  Suite 1900, Dallas, Texas 75201.   Its  telephone
number is (214) 953-7700 and its fax number is (214) 969-5478.

Voting at the Meeting

     Only holders of record of the Company's common stock, par value $0.25 per share (the "Common Stock"), outstanding at the close of business on March 30, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. As of the close of business on the Record Date, 10,586,154 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on such number of shares outstanding. Each share of Common Stock is entitled to one vote.

     The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present. A record holder of shares who completes and properly signs the accompanying proxy card and returns it to the Company will have their shares voted as directed on the proxy card. If a stockholder attends the Annual Meeting, that stockholder may vote his or her shares by proxy by delivering a completed proxy card in person or the stockholder may vote his or her shares by completing a ballot at the Annual Meeting. The Company will have ballots available at the Annual Meeting for stockholders who choose to vote their shares in person.


     Many stockholders hold their shares of Common Stock in "street name," which means that the shares are registered in their brokers', banks' or other nominee holders' names rather than in the stockholders' own names. The street name holder should provide to those stockholders, along with these proxy solicitation materials that the Company has provided to the street name holder, the street name holder's own request for voting instructions. By completing the voting instruction card, the stockholder may direct their street name holder how to vote the stockholder's shares. Alternatively, if a stockholder wants to vote their street name shares at the Annual Meeting, the stockholder must contact their street name holder directly in order to obtain a proxy issued to the stockholder by their nominee holder. A broker letter that identifies the stockholder as a stockholder is not the same as a street name holder-issued proxy. If the stockholder fails to bring a nominee-issued proxy to the Annual Meeting, the stockholder will not be able to vote their nominee-held shares at the Annual Meeting.

     The nominees for director listed herein will be elected by a plurality of the votes of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting. Votes may be cast in favor or withheld with respect to such proposal. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001 and any other proposals that properly come before the Annual Meeting. Abstentions and broker non-votes will have no effect (other than for quorum purposes) on the election of the nominees for director. Abstentions on any other proposal will have the same effect as a vote against such proposal; however, a broker non-vote with respect to any such proposal will have no effect. The Company's transfer agent will tabulate the votes cast.

     All shares of Common Stock represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted "for" (i) the election of the persons named under "Election of Directors" as the Class II directors of the Company, (ii) ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001 and
(iii) at the discretion of the proxy holders with regard to any other matter that may properly come before the Annual Meeting.

     A stockholder of the Company who executes and returns a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by (i)
executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, (ii) giving written notice of the revocation to the Secretary of the Company prior to the vote at the Annual Meeting or (iii) appearing in person at the Annual Meeting and voting in person the shares to which the proxy relates. All written notices of revocation and other communications relating to the revocation of proxies should be addressed as follows: AMRESCO, INC., 700 North Pearl Street, Suite 1900, Dallas, Texas 75201, Attention: Secretary.

Proxy Solicitation Expenses

     The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegram by directors, officers, employees and agents of the Company who will receive no additional compensation for doing so. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of the Common Stock held by them as stockholders of record.

               PROPOSAL I - ELECTION OF DIRECTORS

Information Concerning Directors

      At the Annual Meeting, stockholders will be asked to elect three Class II directors to serve as members of the Company's Board of Directors for a three year term ending at the annual meeting of stockholders for 2004, or until his or her successor has been duly elected and qualified. The Board of Directors recommends that the Class II nominees named below each be elected to serve as a Class II director. The persons named in the proxy intend to vote the proxies for the election of the Class II nominees named below. If a nominee refuses or becomes unable to serve as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for such other person as may be nominated.

      The following table sets forth certain information, as of April 6, 2001, concerning the nominees for election as Class II directors and each other director. All positions and offices with the Company and principal positions with the Company's subsidiaries held by each such person are also indicated. There are no family relationships between any of the directors, nor between any of them and any executive officers of the Company. For information concerning the directors' ownership of Common Stock, see "OWNERSHIP OF SECURITIES."

     The Class I and Class III directors are not being elected at
this  time.   Their  terms will expire at the annual  meeting  of
stockholders held in the year indicated below.

CAPTION
                                                                                 Year
  Name (Age)    Positions with the Company and Principal              Director   Term    Board
                Occupation During the Past Five Years                  Since    Expires  Comm.

                    Class II Directors
 James P. Cotton, Jr.  Mr. Cotton serves as a director of the          1993      2001   (1) (2)
     (62)              Company. Mr. Cotton also serves as Chairman
                       of the Board of USBA Holdings, Ltd. (since
                       1990) and B@ncalliance.com, Inc. (since
                       1999). Both companies provide products
                       and services to financial institutions.

 Amy J. Jorgensen      Ms. Jorgensen serves as a director of the       1993      2001   (2) (3)
     (47)              Company. Ms. Jorgensen also serves as
                       Managing Director of Greenbriar Associates
                       LLC, which provides advice and executes
                       transactions relating to real estate assets
                       and companies (since 1995) and as President
                       of the Jorgensen Company, an investor in
                       real estate and a consultant for real estate
                       strategy and finance.

 Jonathan S. Pettee    Mr. Pettee serves as a director and as          2001      2001
     (42)              Executive Vice President and Chief Financial
                       Officer of the Company (since March 1, 2001).
                       Mr. Pettee was a consultant from January  1,
                       2001 to February 28, 2001. Mr. Pettee
                       previously served as Executive Vice President
                       and Chief Financial  Officer of the Company
                       (March  31, 2000 through December 31, 2000)
                       and as President and Chief Operating Officer
                       of AMRESCO Capital Trust  (since November 1998).
                       From 1996 to 1998, Mr. Pettee was responsible
                       for mortgage product  development, capital
                       raising and management of a non-investment
                       grade portfolio of commercial backed securities
                       for the Company.

                                  Class III Directors

 Randolph E. Brown     Mr. Brown serves as Chairman of the Board         2000     2002
    (40)               and Chief Executive Officer (since November
                       2000) of the Company and has served as its
                       President - Commercial Finance (February
                       1998 to November  2000) and Senior Vice
                       President or Vice President (April 1995 to
                       February 1998).

 Richard L. Cravey     Mr. Cravey serves as a director of the Company.      1993    2002   (1) (3)
    (56)               Mr. Cravey has served as the Chairman of the
                       Board of Directors of the Company (March 31 to
                       November 15, 2000). Mr. Cravey also holds the
                       following positions: Founder and Managing Director
                       of Cravey, Green & Wahlen Incorporated, a private
                       risk capital investment firm (since 1985), its
                       investment management affiliate, CGW Southeast
                       Management Company (since 1991) and its affiliates,
                       CGW Southeast  I, Inc. (the general partner  of
                       CGW  Southeast II, Inc.) and CGW Southeast II, Inc.
                       (the general partner of CGW Southeast Partners II,
                       L.P.) (since 1991).

                             Class I Directors

 L. Keith Blackwell    Mr. Blackwell serves as a director and as President  2001    2003
     (60)              (since November 2000) and General Counsel (since
                       December 1993) of the Company and previously served
                       as its Senior Vice President (February 1998 to
                       November 2000),  Secretary (December 1993 to
                       November 2000)  and Vice President (February 1996
                       to February 1998).

 Bruce W. Schnitzer    Mr. Schnitzer serves as a director of the Company.   1993    2003   (2) (3)
    (56)               Mr. Schnitzer also serves as Chairman of Wand
                       Partners, Inc., a private equity investment advisory
                       company (since 1987) and as a Director of Nestor,
                       Inc., a software and technology company (since 1994).

(1)  Member of the Executive Committee
(2)  Member of the Audit Committee
(3)  Member of the Compensation Committee


           BOARD OF DIRECTORS AND STANDING COMMITTEES

      The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act upon matters requiring Board approval. It holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors held nine meetings during 2000. All directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

      The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. There is not a nominating committee of the Board of Directors. Members of these committees generally are elected annually at the regular meeting of the Board of Directors immediately following the annual meeting of stockholders.

      The  Executive  Committee consists of  Messrs.  Cotton  and
Cravey. Subject to certain limitations specified by the Company's Bylaws and the Delaware General Corporation Law, the Executive Committee is authorized to exercise the powers of the Board of Directors when the Board is not in session. The Executive Committee did not meet during 2000.

      The Audit Committee consists of Mr. Cotton, Ms. Jorgensen (Chairperson) and Mr. Schnitzer. The Audit Committee held two meetings during 2000. Each member of the Audit Committee is independent as defined in the recently adopted NASDAQ and
Securities and Exchange Commission (the "SEC") regulations regarding audit committees, other than Mr. Cotton, who has the relationships with the Company set forth herein under the caption "Certain Relationships and Related Party Transactions." After considering such relationships between Mr. Cotton and the Company, any possible effects thereof on his ability to act independently and the limited number of non-management directors, the Board of Directors has determined that his membership on the Audit Committee is required by the best interests of the Company and its stockholders. The functions of the Audit Committee include recommending to the Board of Directors which firm of independent public accountants should be engaged by the Company to perform the annual audit, consulting with the Company's independent public accountants with regard to the audit plan, reviewing the presentation of the Company's financial statements, reviewing and considering the observations of the independent public accountants concerning internal control and accounting matters during their annual audit, approving certain other types of professional services rendered by the independent public accountants and considering the possible effects of such services on the independence of such public accountants.

      The Compensation Committee consists of Mr. Cravey, Ms. Jorgensen and Mr. Schnitzer (Chairman). This committee held one meeting during 2000. The functions of the Compensation Committee include making recommendations to the Board regarding compensation for executive officers of the Company and determining, subject to the restrictions set forth in the stock option and award plans, the individuals to whom awards and options will be granted and the amount and terms thereof.

                     OWNERSHIP OF SECURITIES

     The following table sets forth certain information, as of March 31, 2001, regarding the Common Stock owned by: (i) each person who is known by management to be the beneficial owner of more than 5% of the Common Stock as of such date; (ii) the Company's directors; (iii) the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers for fiscal 2000; and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares shown in the table below are held with sole voting and investment power.

                                           Amount and
                                            Nature of            Percent
                                           Beneficial           of Class
     Name of Beneficial Owner              Ownership

Prescott Group Aggressive Small Cap, L.P.    1,432,788 (1)(2)     13.5%
1924  South Utica, Suite 1120
Tulsa, Oklahoma  74014

Dimensional Fund Advisors, Inc.                536,100 (1)         5.1
1299 Ocean Avenue
11th Floor
Santa Monica, CA  90401

Randolph E. Brown                              294,012 (3)         2.8
L. Keith Blackwell                              67,915 (4)          *
James P. Cotton, Jr.                            50,641 (5)          *
Richard L. Cravey                               83,773 (6)          *
Amy J. Jorgensen                                11,675 (7)          *
Robert H. Lutz, Jr. (8)                        122,914              *
Matthew T. Moore                                43,365 (9)          *
Jonathan S. Pettee                               5,304              *
Bruce W. Schnitzer                              34,275 (10)         *
B. Russell Smith                                 3,488 (11)         *


All  executive  officers and directors         629,167 (12)        5.9
as a group (a total of 10 persons)

*Less than 1%
(1) Information included is based solely on information obtained from securities ownership reports filed with the Securities and Exchange Commission.
(2) Includes 94,360 shares owned by the manager and general partner of Prescott Group Aggressive Small Cap, L.P.
(3) Includes options which are exercisable within sixty days to purchase 27,106 shares and 250,195 restricted shares with respect to which he has voting rights.
(4) Includes options which are exercisable within sixty days to purchase 22,058 shares and 40,184 restricted shares with respect to which he has voting rights.
(5) Includes options which are exercisable within sixty days to purchase 2,191 shares and 8,084 restricted shares with respect to which he has voting rights.
(6) Includes options which are exercisable within sixty days to purchase 2,191 shares and 8,084 shares of restricted stock with respect to which he has voting rights.
(7) Includes options which are exercisable within sixty days to purchase 2,191 shares and 8,084 restricted shares with respect to which she has voting rights.
(8) Mr. Lutz resigned as President and Chief Executive Officer of the Company effective November 15, 2000.
(9) Includes 40,933 restricted shares with respect to which he has voting rights.
(10)Includes options which are exercisable within sixty days to purchase 24,191 shares and 8,084 restricted shares with respect to which he has voting rights.
(11)Includes options which are exercisable within sixty days to purchase 2,808 shares.
(12)Includes options which are exercisable within sixty days to purchase 95,430 shares and 383,779 restricted shares with respect to which they have voting rights.


                   MANAGEMENT AND REMUNERATION

Executive Officers

      Set forth below are the names and ages of all executive officers of the Company as of April 6, 2001. All positions and offices with the Company and principal positions with the Company's subsidiaries held by each such person are also indicated. There are no family relationships between any such officers or between any such officers and any directors. Officers generally are elected annually for one year terms or until their successors are elected and qualified. All executive officers are United States citizens.

Randolph E. Brown    Mr.  Brown  serves as Chairman of  the  Board  and
   (40)              Chief  Executive Officer (since November 2000)  of
                     the   Company,  and  previously  served   as   its
                     President - Commercial Finance (February  1998  to
                     November  2000)  and as Senior Vice  President  or
                     Vice President (April 1995 to February 1998).

L. Keith Blackwell   Mr.Blackwell  serves  as  a  director  and   as
   (60)              President   (since  November  2000)  and   General
                     Counsel  (since December 1993) of the Company  and
                     previously  served  as its Senior  Vice  President
                     (February   1998  to  November  2000),   Secretary
                     (December   1993  to  November  2000)   and   Vice
                     President (February 1996 to February 1998).

Jonathan S. Pettee   Mr. Pettee serves as a director and as  Executive
   (42)              Vice President and Chief Financial Officer of  the
                     Company (since March 1, 2001).  Mr. Pettee  was  a
                     consultant  from January 1, 2001 to  February  28,
                     2001.   Mr.  Pettee previously served as Executive
                     Vice President and Chief Financial Officer of  the
                     Company  (March  31,  2000  through  December  31,
                     2000)   and   as  President  and  Chief  Operating
                     Officer  of AMRESCO Capital Trust (since  November
                     1998).    From  1996  to  1998,  Mr.  Pettee   was
                     responsible   for  mortgage  product  development,
                     capital   raising  and  management   of   a   non-
                     investment grade portfolio of commercial backed securities for the Company.

Ron B. Kirkland      Mr.  Kirkland  serves  as  Senior  Vice  President
   (56)              (since  May 1999) and Chief Accounting Officer  of
                     the Company (since December 1993) and served as its Vice President (December 1993 to May 1999).

B. Russell Smith     Mr.  Smith serves as Senior Vice President of  the
   (43)              Company   (since  February  2001)  and  as   Chief
                     Executive    Officer   of   AMRESCO   Independence
                     Funding,  Inc., a wholly-owned subsidiary  of  the
                     Company  (since  July 1998). Mr. Smith  served  as
                     Chief  Executive  Officer of Independence  Funding
                     Company,   LLC   and   Telecapital,   L.P.,    the
                     predecessor of AMRESCO Independence Funding,  Inc.
                     (November 1995 to July 1998).

Matthew T. Moore     Mr.  Moore serves as Senior Vice President of  the
   (34)              Company  (since  February 2001)  and  as  Managing
                     Director  of Capital Markets and/or Operations  of
                     AMRESCO  Commercial Finance, Inc., a  wholly-owned
                     subsidiary of the Company (since March 1997).   He
                     served  as a Vice President of Commercial  Lending
                     Company,   a  predecessor  of  AMRESCO  Commercial
                     Finance, Inc. (May 1993 to March 1997).

Executive Compensation Summary

      The following table provides certain summary information concerning compensation paid by the Company and its subsidiaries during each of the last three fiscal years of the Company to or on behalf of Messrs. Randolph E. Brown and Robert H. Lutz, Jr., the Company's Chief Executive Officers during fiscal 2000, and each of the four other most highly compensated executive officers of the Company:

CAPTION
                   Summary Compensation Table

                                    Annual Compensation      Long Term Compensation
                                                                            Securities
        Name                                                 Restricted     Underlying
         and                                                   Stock          Options
    Principal Position    Year    Salary       Bonus         Award(s)(1)      SARs(2)
Randolph E. Brown (3)     2000   $300,000  $1,650,000(4)      $390,625         -----
 Chairman of the          1999    275,000     116,666          194,900(5)      -----
 Board and Chief          1998    265,000     ------           316,250         23,397
 Executive Officer

L. Keith Blackwell        2000    238,000     150,000           81,250         -----
 President and            1999    228,000     150,000           57,800(5)      -----
 General Counsel          1998    220,000      -----           158,125         16,712

Jonathan S. Pettee        2000    325,000     750,000(6)         -----         -----
 Executive Vice President 1999    325,000     202,150          336,551(5)      -----
 and Chief Financial      1998    304,167      -----             -----          6,000
 Officer

B. Russell Smith          2000    230,000     180,000(7)         -----         -----
 Senior Vice President    1999    210,000      60,000           68,300(5)      -----
                          1998    200,000      65,003            -----          4,680

Matthew T. Moore          2000    200,000     120,000(8)        81,250         -----
 Senior Vice President    1999    192,500      60,000          132,660         -----
                          1998    184,800      -----            -----          -----

Robert H. Lutz, Jr. (9)   2000    650,016   2,375,000(10)      728,500(11)     -----
 Chairman of the Board    1999    650,016      -----            -----          -----
 and Chief Executive      1998    650,016      -----           694,324        267,386
 Officer

(1) The value shown is the number of restricted shares granted during that fiscal year times the market price of a share of Common Stock on the date of grant. As of December 31, 2000, the total number and value of restricted shares held by each of these executives was: Mr. Brown: 251,170 ($361,057); Mr.
    Blackwell:  40,473  ($58,180);  Mr.  Pettee:  -0-  (-0-);  Mr.
    Smith: 342 ($492); Mr. Moore: 41,380 ($59,484); and Mr.  Lutz:
    259,200 ($373,726). The executives are entitled to the same cash dividends on restricted shares as holders of non-restricted shares, but cannot sell the shares during the restricted period; however, the Company has not paid cash dividends since the third quarter of 1995 and it has no current plans to pay cash dividends.
(2) Represents the number of shares of Common Stock underlying stock options granted during the year, adjusted to reflect the 1 for 5 reverse stock split effected in August 2000.
(3) Mr. Brown was elected Chairman of the Board and Chief Executive Officer of the Company effective November 15, 2000.
(4) Comprised of an incentive bonus of $150,000 and a retention bonus of $1,500,000.
(5) Shares of restricted stock granted in 1999 in lieu of payment of a cash bonus for services rendered in 1998. Such shares of restricted stock vested over a two year period and became fully vested on March 15, 2001.
(6) A retention bonus.
(7) Comprised of an incentive bonus of $140,000 and a retention bonus of $40,000.
(8) Comprised of an incentive bonus of $50,000 and a retention bonus of $70,000.
(9) Mr. Lutz resigned as Chief Executive Officer of the Company effective November 15, 2000; however, he remained an employee of the Company through December 31, 2000.
(10)Represents severance payments of $2,375,000.
(11)These shares of restricted stock were granted as part of severance payments.

      For a description of employment agreements with some of the named executive officers, see "Certain Relationships and Related
Party Transactions."

Option Grants During 2000 Fiscal Year

     There were no option grants during the 2000 fiscal year.

Option Exercises and Fiscal Year-End Values

      The following table shows for the Company's Chief Executive Officers and the other executive officers named in the Summary Compensation Table, the number of shares acquired upon the exercise of options during 2000, the amount realized upon such exercise, the number of shares covered by both exercisable and non-exercisable stock option as of December 31, 2000 and the values for "in-the-money" options, based on the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

CAPTION

                   Aggregated Option Exercises in Last Fiscal Year
                         and Fiscal Year-End Option Values

                   Shares
                Acquired on                       Number  of Securities           Value of Unexercised
                Exercise  of   Value             Underlying Unexercised           In-the-Money Options
 Name             Options     Realized     Options/SARs at December 31, 2000    at December  31, 2000(1)
                                             Exercisable   Unexercisable        Exercisable Unexercisable
Randolph E. Brown   ----   $  ----             26,171         14,973           $   ----      $   ----
L. Keith Blackwell  ----      ----             21,123         10,962               ----          ----
Jonathan S. Pettee  ----      ----             ------         ------               ----          ----
B. Russell Smith    ----      ----              2,680          1,872               ----          ----
Matthew T. Moore    ----      ----             ------         ------               ----          ----
Robert H. Lutz, Jr  ----      ----             ------         ------               ----          ----

(1) Since the exercise price per share ranges from $17.50 to $37.20 and the December 31, 2000 closing stock price was $1.4375 per share, there were no "in-the-money options."

Director Compensation

      During fiscal 2000, each non-management director received a grant of 8,084 shares (adjusted for the 1 for 5 reverse stock split effected in August 2000) of restricted stock with a value of $24,000 on the date of grant, which shares vest one year from the date of grant. In addition, they are reimbursed for the out-of-pocket expenses incurred in connection with attending a meeting.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board of Directors. No member of the Compensation Committee was employed by the Company during 2000. All decisions by the
Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board of Directors.

      The following addresses the Company's executive officer compensation policies for 2000.

      General. The Company's compensation program is designed to enable the Company to attract, motivate and retain high quality senior management by providing a competitive total compensation opportunity based on performance. To this end, the Company provides for competitive base salaries, annual variable performance incentives payable in cash or shares of Common Stock for the achievement of financial performance goals and long-term stock-based incentives which strengthen the mutuality of interests between senior management and the Company's stockholders.

      The Company's stock option and award incentive compensation plans are intended to qualify as "performance based" compensation under Section 162(m) of the Code, which compensation is not subject to the $1,000,000 cap. Nevertheless, not all compensation that will be received by executive officers of the Company will qualify as "performance based" compensation. For example, base salary is never performance based. As a result, it is possible that the value of salary, restricted stock awards and other non-qualifying compensation, could cause an executive officer's compensation to exceed the $1,000,000 cap on deductibility in any particular year.

     Salaries. Messrs. Brown's, Moore's and Smith's salaries are provided for in employment agreements that were negotiated on an arms-length basis between each of them and the Company. The material terms of employment agreements are described below under the caption "Certain Relationships and Related Party Transactions."

      Salaries of other executive officers of the Company were determined based upon the level of responsibility, time with the Company, contribution and performance of the particular executive officer. Evaluation of these factors was subjective, and no
fixed   or   relative  weights  were  assigned  to  the   factors
considered.

     Option and Restricted Stock Grants. The Company uses grants of stock options and restricted stock to its key employees and executive officers to closely align the interests of such employees and officers with the interests of its stockholders. The Company's stock option and award plans are administered by the Compensation Committee, which determines the persons eligible, the number of shares subject to each grant, the exercise price of options thereof and the other terms and conditions of the option or restricted stock.

      Options granted under the stock option and award plans generally have an exercise price equal to 100% of the market price of the Common Stock on the date that the option is granted, and the term of any option granted cannot exceed ten years. Option grants typically vest over a four year period, subject to continued employment; however, options granted in July 1998 to key management personnel, including the executive officers named in the Summary Compensation Table, vest over a five year period from the date of grant and those granted in 1999 vested over a two year period. Restricted stock which has been granted generally vests over a period of five years, provided the grantee is an employee on the date of vesting; however, restricted stock granted in 1999 vested over a two year period. Generally only key employees (including executive officers) of the Company and its subsidiaries are eligible to receive grants of option or restricted stock under the stock option award plans.

     The Compensation Committee
     Richard L. Cravey
     Amy J. Jorgensen
     Bruce W. Schnitzer


                  REPORT OF THE AUDIT COMMITTEE

      The Board of Directors adopted a formal written charter for its Audit Committee in 2000 in accordance with the recently adopted NASDAQ and SEC regulations regarding audit committees. The Audit Committee's charter is attached hereto as Exhibit A.

      In fulfilling its responsibilities as set forth in its charter, the Audit Committee reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee also discussed with the Company's independent auditor, Deloitte & Touche LLP, the matters required to be discussed by the Codification of Statements on Auditing Standards 61, Communications with Audit Committees.

     The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, considered the compatibility of non-audit services with the auditor's independence and discussed with Deloitte & Touche LLP its independence from the Company.

      Based on these reviews and discussions and in reliance thereon, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and the Board of Directors approved the recommendation.

      Aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by Deloitte & Touche LLP are as follows:

          Services                                                 Fees
  Audit fees in connection with the Annual Report on Form 10K    $673,000
  and quarterly reports
  All other fees:
    Tax                                                           373,000(1)
    Other fees                                                    102,000(1)
  Total                                                        $1,148,000

(1) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

     The Audit Committee
     James P. Cotton, Jr.
     Amy J. Jorgensen
     Bruce W. Schnitzer

             FIVE-YEAR STOCKHOLDER RETURN COMPARISON

     Set forth below is a line graph comparing, for the five year period ending December 31, 2000, the yearly percentage change in the cumulative total stockholder return on the Common Stock with that of (i) all U.S. companies quoted on NASDAQ and (ii) financial companies quoted on NASDAQ. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG AMRESCO, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE NASDAQ FINANCIAL INDEX


                                     Cumulative Total Return
                              12/95  12/96  12/97  12/98  12/99  12/00
MARESCO, INC.                 100.00 209.80 237.25  68.63  11.03   2.26
NASDAQ STOCK MARKET (U.S.)    100.00 123.04 150.69 212.51 394.92 237.62
NASDAQ FINANCIAL              100.00 128.36 196.31 190.73 189.46 207.03

*100 INVESTED ON 12/31/95 IN STOCK OR INDEX-
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.


      CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Mr. Brown has an employment agreement with a term through December 4, 2003, pursuant to which he is to serve as Chairman of the Board and Chief Executive Officer. His minimum base annual salary is $300,000 and he is eligible for an annual bonus as
determined  by  the  Board  of  Directors.   In  the  event   his
employment is terminated by the Company without cause or by him for Company breach or for good reason (i) prior to a "Change of Control" (as hereinafter defined) of the Company, the Company must continue to pay to him an amount equal to his then base annual salary through the remaining term of the agreement and an annual bonus equal to the average annual bonus received by him for the prior three years or, (ii) after a Change of Control of the Company, the Company must pay him an amount equal to his then base annual salary for the remainder of the term of the agreement or 24 months, whichever is greater, and an annual bonus equal to the average annual bonus received by him for the prior three
years.   A  "Change  of Control" is defined as  any  one  of  the
following:   (a)  Continuing  Directors  (The  term   "Continuing
Director" means any individual who was a member of the Board on the date the agreement was entered into or was nominated for election as a director by, or whose nomination as a director was approved by, the Board with the affirmative vote of a majority of the Continuing Directors.) no longer constitute a majority of the Board; (b) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the Exchange Act){Rule 13-d}), together with his or its affiliates, becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's then outstanding securities entitled generally to vote for the election of the Company's directors;
(c) the merger or consolidation of the Company with any other entity if the Company is not the surviving entity and any person or group of persons (as defined in Rule 13d-5), together with his
or   its  affiliates,  is  the  beneficial  owner,  directly   or
indirectly, of 25% or more of the surviving entity's directors; or (d) the sale of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company.

      Mr. Blackwell, along with four other employees of the Company, including Ronald B. Kirkland, Senior Vice President and Chief Accounting Officer of the Company, has an incentive bonus agreement with a term until March 31, 2005, with automatic one year extensions unless the Company provides notice of termination at least 30 days prior to the appropriate March 31 thereafter. In the event (i) he is employed on the date of a Change of Control of the Company, (ii) his employment is terminated by the Company without cause prior to a Change of Control of the Company or (iii) he terminates his employment for good reason prior to a Change of Control, a bonus pool will be established in an amount equal to the remainder of (a) the sum of (A) $5 million and (B) 10% of the actual value, as defined, of the Company in excess of $200 million, minus (b) the amount, if any, paid by the Company under any of the incentive bonus agreements prior thereto. However, the bonus pool cannot exceed $25 million. Mr. Blackwell is to receive 40% (Mr. Kirkland is to receive 20%) of the bonus pool, adjusted pro rata with the other remaining participants in the event any other participant leaves the employment of the Company prior thereto. Any payments thereunder will be grossed-up for any excise tax payable because of any portion of the payments thereunder being deemed a parachute payment.

      Mr. Blackwell , along with Mr. Kirkland, has a severance agreement with the Company which expires March 31, 2005, subject to automatic extension from year-to-year unless the Company has given notice that it does not wish to extend the severance agreement not less than 30 days prior to March 31, 2005 or the appropriate March 31 thereafter. The severance agreement requires the Company to pay $1.9 million to Mr. Blackwell ($1.1 million to Mr. Kirkland) in the event that his employment with the Company is terminated (i) by the Company without cause, (ii) due to his death or disability or, (iii) by him for good reason. It also provides that, in the event his employment is terminated
(a)  all  stock options then held by him will become  exercisable and all unvested shares of restricted stock will vest, (b) his right to exercise any unexercised stock options will not terminate and (c) the Company must continue to provide for a period of up to three years medical/dental and related benefits then in effect. If any of the amounts or benefits payable thereunder is deemed to be parachute payments, the Company is required to gross-up such amount by any excise taxes payable.

      Mr. Moore has an employment agreement with a term through March 31, 2002, pursuant to which he has a minimum base salary of $175,000 and he is eligible for an annual bonus as determined by the Board of Directors or senior executive officers of the
Company. In the event his employment is terminated by the Company without cause or by him for Company breach, the Company must continue to pay him an amount equal to his then base annual salary through the remaining term of the agreement and an annual bonus equal to the average of his prior annual bonuses paid pursuant to the agreement.

      Mr. Moore has a bonus arrangement whereby if he is employed by the Company on June 30, 2001 or he has been terminated prior thereto by the Company without cause or by him in the event (i) his duties, position, responsibilities or status is materially and adversely changed, (ii) his base salary is reduced, (iii) benefit or compensation plans are terminated or (iv) the agreement is not assumed by a successor in interest, he will be paid $200,000. In addition, if he is an employee of the Company or one of its subsidiaries on the appropriate December 31, he is to receive an annual bonus equal to the greater of (a) $50,000 or
(b) an amount equal to 5% of the spread interest income earned (net of servicing fees) on all loans outstanding during the 12 month period ending on each December 31, 2000, 2001 and 2002 for all loans funded by the small business lending unit of AMRESCO
Commercial Finance, Inc., a wholly-owned subsidiary of the Company, during the three year period ending December 31, 2002 less $200,000.

     Mr. Smith has an employment agreement which provides for his employment as the Chief Executive Officer of AMRESCO Independence Funding, Inc., a wholly-owned subsidiary of the Company ("AIF"), through March 31, 2003. Such agreement provides for a minimum annual base salary of $230,000 and an annual bonus which will vary depending upon the degree to which AIF meets its operating income budget for that year. If he is terminated by the Company without cause or he has been constructively terminated, he will be entitled to receive an amount equal to the aggregate amount of his base salary through the term of the agreement times 1.7. If there has been no sale of AIF by June 30, 2001 and he is then an employee of the Company or AIF or he has been terminated by the Company without cause prior to that date, he will be paid $300,000. In the event there is a sale of AIF, other than in conjunction with the sale of the Company, on or before June 30, 2002, and he is then an employee of AIF, he will be paid a bonus equal to $150,000, plus the greater of (i) $300,000 or (ii) 3% of the difference, if positive, between (a) the goodwill value received and (b) $5 million; however, he will only receive 1.5% of such differential above $30 million. Twenty-five percent of such bonus is to be paid upon the closing of such a sale and 75% is to be paid on the sooner of (A) 12 months after such closing or (B) the termination of his employment without cause.

      The Company loaned $213,941 to Mr. Cotton on October 31, 1990 in connection with the termination of the BEI Wealth-Op Plan, a deferred compensation agreement formerly maintained by the Company for the benefit of Mr. Cotton, among others. In connection with the termination of such agreement, the life insurance policies maintained by the Company in order to funds its obligations under such plan were surrendered, and the cash value thereof ($213,941) was paid to the Company. Such cash amounts were then loaned by the Company to Mr. Cotton for a five year term at an interest rate of 8.54%. Prior to maturity, the loan was renewed and extended on a year-to-year basis.

      The Company assists Mr. Cotton in obtaining and maintaining a split dollar life insurance policy. This policy provides aggregate death benefits of approximately $12,700,000 to Mr. Cotton's beneficiaries. The Company has agreed to pay the entire premium for Mr. Cotton's policy through October 2006, regardless of his employment status with the Company. The premiums during 2000 for Mr. Cotton's policy were $294,884. A portion of each such premium payment is treated as taxable income to Mr. Cotton and the remainder is treated as a loan. The outstanding principal balance of the loan as of March 31, 2001 (after deduction of the cash surrender value) was approximately $240,941. In addition, any payment of the death benefits described above would be applied to the repayment of such loan.

      In connection with their resignation as officers and employees of the Company on March 31, 2000, cash severance payments of $3,549,000 and $1,600,000 were made to Mr. Robert L. Adair III, President and Chief Operating Officer of the Company, and to Mr. Barry L. Edwards, Executive Vice President and Chief Financial Officer of the Company, respectively.

      Mr. Lutz has a consulting agreement, effective January 1, 2001, with the Company with a term through June 30, 2001. He is to provide advice as requested by the Company and he is to be paid $54,167 per month during its term.

               SECTION 16(a) BENEFICIAL OWNERSHIP
                      REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it with respect to fiscal 2000, or written representations from certain reporting persons, the Company believes that all filling requirements applicable to its directors, officers and persons owning more than 10% of the Company's equity securities have been complied with.

         PROPOSAL II-APPOINTMENT OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has approved the appointment of Deloitte & Touche LLP, as independent auditors for the year ending December 31, 2001. Deloitte & Touche LLP has served as the Company's independent auditors since 1994. Ratification of the appointment by the stockholders will require the affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting.

      A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

                         OTHER BUSINESS

      If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

      If you do not expect to be personally present at the Annual Meeting, please fill in, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope which requires no additional postage if mailed in the United States.

      A proposal to be presented by a stockholder of the Company at the 2002 annual meeting of the stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the Company at its principal executive offices no later than December
13, 2001 to be included in the Company's Proxy Statement for that meeting. Pursuant to Rule 14a-4(c)(i) promulgated under the Exchange Act, the proxies named by the Company for the 2002 annual meeting of stockholders of the Company may exercise discretionary authority to vote on proposals that are not submitted by stockholders before February 26, 2002.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING, FINANCIAL STATEMENTS AND SCHEDULES, BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON WHOM A PROXY STATEMENT IS DELIVERED UPON RECEIPT OF A WRITTEN OR ORAL REQUEST OF SUCH PERSON. COPIES OF EXHIBITS TO SUCH ANNUAL REPORT ON 10K WILL BE FURNISHED UPON REQUEST UPON A PAYMENT OF A FEE OF $0.25 PER PAGE. PLEASE ADDRESS ALL REQUESTS TO AMRESCO, INC.,
ATTN: INVESTOR RELATIONS, 700 NORTH PEARL STREET, SUITE 1900, DALLAS, TEXAS 75201 (TELEPHONE: 214-953-7700).

                                    By  Order of the Board of Directors



                                   Merri H. McCoy
                                   Secretary


April 11, 2001



                            EXHIBIT A

                 CHARTER FOR THE AUDIT COMMITTEE
                               OF
                     THE BOARD OF DIRECTORS
                               OF
                          AMRESCO, INC.

Purpose

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to corporate accounting, financial reporting, internal controls and the audit process. The Audit Committee also will act as an avenue of communication between the Board of Directors and the Company's outside auditors and internal accountants.

Composition and Term

     The Audit Committee will be a committee of the Board of Directors comprised only of independent directors with at least three (3) members. For purposes of this Charter, an independent director is defined as a director who (i) has not been an employee of the Company in the prior three (3) years, (ii)does not receive compensation or payments in excess of a de minis amount from the Company (other than for service as a director),
(iii) is not a controlling shareholder of the Company and (iv) does not have any other family or material ties to the Company or management which, in the opinion of the Board or Audit Committee members, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Audit Committee. For purposes of determining whether a Director is independent, any more restrictive definition of "independent" contained in the listing requirements for Nasdaq will be incorporated herein and deemed controlling.

     The  Audit Committee members will be appointed for  one  (1)
year terms at the annual meeting of the Board. The chairman of the Audit Committee will also be designated by the Board.

Administrative Matters

     The Audit Committee will meet at such times and from time to time as it deems to be appropriate. A majority of the members of the Audit Committee will constitute a quorum, with the majority vote of those Committee members present at a meeting at which a quorum is present being sufficient to adopt a resolution or otherwise take action. The Audit Committee will report to the full Board of Directors following any Audit Committee meeting.

     The Company's outside independent auditors and internal accountants will attend at least one (1) of the Audit Committee's meetings each year. The Audit Committee may request members of management, or others to attend meetings and provide pertinent information as the Audit Committee deems necessary. The Audit Committee will also provide management, the outside independent auditors and internal accountants with appropriate opportunities to meet separately with the Audit Committee to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee. The Audit Committee members will have the sole discretion in determining the meeting attendees and agenda.

Duties and Responsibilities

     The duties and responsibilities of the Audit Committee include the following:

     1. Consider and provide recommendations to the Board of Directors as to:

            the scope of the audit conducted by the independent outside auditors and their proposed fees;

            the selection (or nomination of the outside auditors to be proposed for shareholder approval in any proxy statement), retention and where appropriate, replacement of the Company's firm of independent outside auditors;

            the independence of the Company's selected outside auditors;

            the risk assessment process proposed to be used by the independent outside auditors in their examination; and

            the advisability of having the independent outside auditors make specified studies and reports as to particular auditing or other financial matters;

     2. Review the results of each of the independent outside auditors' audits, including:

             the audit report, the presentation of the published financial statements, the observations on internal controls and accounting matters made by the outside auditors and any other pertinent reports prepared by the independent outside auditors and delivered to the Audit Committee;

             any material accounting issues identified by the independent outside auditors or the Company's internal accountants; and

             other matters required to be communicated to the Audit
             Committee under generally accepted auditing standards as part of the independent outside auditor's audit;

     3. Review with management and the independent outside auditors such accounting policies (and changes therein) and financial reporting issues that could have a material impact on the Company's financial statements;

     4. Review the coordination between the independent outside auditors and the Company's internal accountants;

     5. Review whether the risk assessment procedures described in the audit report or other reports submitted to the Audit Committee and utilized by the Company's internal accountants are adequate to attain the internal control and financial reporting objectives required by applicable law or deemed appropriate by the Company's management or the Board;

     6. Review the quality and staffing of the Company's internal accountants;

     7. Obtain from the outside auditors on an annual basis a formal written statement that the outside auditor is in fact independent and certifying that it has delineated all relationships between the Company and the outside auditor required to be disclosed under generally accepted auditing standards;

     8.    Review periodically with the general counsel legal and
regulatory  matters  that  may have  a  material  impact  on  the
Company's   financial  statements  or  compliance  policies   and
programs; and

     9. Make an annual self-assessment of the Audit Committee, including a review of this Charter.

      The Audit Committee will also undertake such additional activities within the scope of its primary purpose as the Audit Committee may from time to time determine. The Audit Committee, if it considers it necessary or appropriate, may retain independent counsel, accountants or others to assist it in carrying out its functions under this Charter.




Outside Auditor's Accountability

     Each engagement letter for the services of outside auditor to conduct an audit and issue an Audit Report on the Company will contain a provision advising the outside auditor of its ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders, for the services to be rendered.



April 10, 2001

1. Election of Directors   FOR all nominees [ ] WITHHOLD AUTHORITY to vote                [ ]  *EXCEPTIONS [ ]
                           listed below         listed below for all nominees listed below

Nominees: James P. Cotton, Jr., Amy J. Jorgensen and Jonathan S. Pettee
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME
IN THE SPACE PROVIDED BELOW.)

* Exceptions
             -----------------------------------------------------

2. Proposal to ratify the appointment of Deloitte & Touche    The Proxies are authorized to vote, in
   LLP as the independent accountants of the Company          their discretion, upon such other business
   for the fiscal year ended December 31, 2001                as may properly come before the meeting.



   FOR  [ ]           AGAINST [ ]          ABSTAIN  [ ]


                                                   Change of Address and
                                                   or Comments Mark Here  [ ]

                                      PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.
                                      WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH
                                      SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                      ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE
                                      FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN
                                      FULL CORPORATE NAME BY THE PRESIDENT OR OTHER
                                      AUTHORIZED OFFICER. IF A PARTNERSHIP,PLEASE SIGN IN
                                      PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                                      DATED: ___________________________, 2001

                                             _______________________________
                                                     Signature

                                             -------------------------------
                                              Signature, if held jointly

(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED     VOTES MUST BE INDICATED
POSTAGE PREPAID ENVELOPE.)                                   (X) IN BLACK OR BLUE INK.    (X)
- - --------------------------------------------------------------------------

                                 AMRESCO, INC.
                       700 NORTH PEARL STREET, SUITE 1900
                              DALLAS, TEXAS 75201

                                     P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Richard L. Cravey and Randolph
E. Brown as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of AMRESCO, INC. held of record by the undersigned on March 30, 2001 at the annual meeting of stockholders to be held on May 15, 2001 or any adjournment thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE PROPOSALS. PLEASE REVIEW CAREFULLY THE PROXY STATEMENT DELIVERED WITH THIS PROXY.

(Continued and to be dated and signed on the reverse side.)

                                                  AMRESCO, INC.
                                                  P.O. BOX 11298
                                                  NEW YORK, N.Y.10203-0298

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